BUSINESS LOAN AGREEMENT

This Seafirst Business Loan Agreement ("Agreement") is made
between Bank of America NT&SA doing business as Seafirst
Bank ("Bank") and   The Coeur d'Alenes Co. Inc. and Union
Iron Works, Inc. of Spokane ("Borrower") with respect to the following:

PART A

I.	NON REVOLVING LINE / TERM LOAN #TBA.  Subject to the
terms of this Agreement, Bank agrees to lend to Borrower as
follows:
(a)	Amount:  $150,000.00 under a Non-Revolving Line,
available through expiration of May 1, 1999, at which time the outstanding principal balance will be converted to a
Term Loan, fully amortized over 60 months.  Maturity date
May 1, 2004.
(b) This loan must be closed by (date)
______________________
This loan matures on (date)______________________________
(c)	Interest Rate:
[X] Bank's publicly announced Reference Rate plus    0.50
percent of the principal per annum. "Reference Rate" means the rate of interest publicly announced from time to time by Bank in San Francisco, California as its "Reference
Rate". The Reference Rate is set based on various factors, including Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the
opening of business on the day specified in the public announcement of a change in the Reference Rate.
[X]	Borrower has the option, at expiration, of converting
this to a fixed rate loan at 2.50% per annum over the reserve-adjusted fixed rate index quoted by Bank on the expiration date, rounded upward to the next highest one-eighth of one percent (0.125%), so long as Borrower is not in default under the Loan Documents.

(d)	Interest Rate Basis:  All interest will be calculated
at the per annum interest rate based on a 360-day year and applied to the actual number of days elapsed.

(e)	Repayment:  At the times and in amounts as set forth
in note(s) required under Part B Article 1 of this Agreement.

(f)	Loan Fee:  $  375.00 payable on  _April 13, 1998.
Loan fee is fully earned and non-refundable upon execution of this Agreement.

(g)	Other Fee(s) (identify):

(h)	Collateral.  This  term  loan  shall  be  secured  by
a security interest, which is hereby granted, in favor of Bank on the following collateral: Borrower's
Equipment
	Also, collateral securing other loans with Bank may secure this loan.


II.	LINE OF CREDIT # 18.  Subject  to  the  terms of this
Agreement, Bank will   make  loans  to Borrower under a [X]
revolving     [   ] non-revolving line of credit as
follows:

(a)	Total Amount Available:  $1,850,000.00__
[X]  	Subject  to  the  provisions  of  any  accounts
receivable and/or inventory borrowing plan required herein;
it is expressly understood that collateral ineligible for borrowing purposes is determined solely by Bank.
[  ]  Subject to (describe):

(b)	Availability period:         April 13, 1998 through
May 1, 1999
  However, if loans are made and/or new  promissory  notes
executed  after  the  last date,  such  advances  will  be
subject to the terms of this Agreement until repaid  in
full  unless  a  written  statement  signed  by  the  Bank
and  Borrower  provides  otherwise,  or a replacement loan
agreement  is  executed.   The  making  of  such
additional advances alone, however, does not constitute a commitment by the bank to make any further advances or extend the availability period.

(c)	Interest Rate:
[X]    Bank's publicly announced Reference Rate plus 0.250
percent of the principal per annum. "Reference Rate" means the rate of interest publicly announced from time to time by Bank in San Francisco, California as its "Reference
Rate". The Reference Rate is set based on various factors, including Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate.
[  ]

(d)	Interest Rate Basis.  All interest will be calculated
at the per annum interest rate based on 360-day year and applied to the actual number of days elapsed.

(e)	Repayment:  At the times and in amounts as set forth
in note(s) required under Part B Article 1 of this Agreement.

(f)	Loan Fee:  $  1,000.00    payable on     April 13,
1998.

(g)	Fee on Unutilized Portion of Line:  On N/A, and every
N/A thereafter, Borrower shall pay a fee based upon the average daily unused portion of the line of credit. This fee will be calculated as follows:

(h)	Other Fee(s) (identify):

(i)	Collateral.  This  revolving  line of credit shall be
secured by a security interest, which is hereby granted, in favor of Bank on the following collateral: Borrower's
Accounts Receivable and Inventory.
	Also, collateral securing other loans with Bank may secure this loan.